SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is September 27, 2019.

For the MFS® Funds listed below:

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® HIGH YIELD PORTFOLIO
MFS® CORE EQUITY PORTFOLIO
MFS® CORPORATE BOND PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO

MFS® INTERNATIONAL GROWTH PORTFOLIO
MFS® INTERNATIONAL INTRINSIC VALUE PORTFOLIO
MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® STRATEGIC INCOME PORTFOLIO
MFS® TECHNOLOGY PORTFOLIO
MFS® U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Effective October 1, 2019, the sub-section entitled "Investment Advisory Agreement," under the sub-heading entitled "Investment Adviser" under the main heading entitled "MANAGEMENT OF THE FUND" is hereby restated, with respect to MFS Strategic Income Portfolio only, as follows:

For MFS Strategic Income Portfolio – Effective October 1, 2019, the management fee set forth in the Investment Advisory Agreement is 0.50% of the Fund's average daily net assets annually up to $1 billion and 0.45% of the Fund's average daily net assets annually in excess of $1 billion. For the period from January 1, 2018 to September 30, 2019, the management fee set forth in the Investment Advisory Agreement was 0.70% of the Fund's average daily net assets annually up to $1 billion and 0.65% of the Fund's average daily net assets annually in excess of $1 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended December 31, 2018, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets. Effective August 1, 2019, MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.75% of the class' average daily net assets annually for Initial Class shares and 1.00% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least April 30, 2021.
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